November 4, 2010 Kraton Performance Polymers, Inc. Third Quarter 2010 Earnings Conference Call Exhibit 99.1

Forward-Looking Statement Disclaimer

This presentation may include “forward-looking statements” that reflect our plans, beliefs, expectations and current views with respect to, among other things, future events and financial performance.  Forward-looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “intends,”
“plans” or “anticipates,” or by discussions of strategy, plans or intentions. All forward-looking statements in this presentation are made based on management's current expectations and estimates, which involve risks, uncertainties and other factors that could cause actual results to differ materially from those expressed in forward-
looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. These risks and uncertainties are more fully described in “Part I. Item 1A. Risk Factors” contained in our Annual Report on 10-K, as filed with the Securities and Exchange Commission and as subsequently updated in our Quarterly Reports on
Form 10-Q, and include risks related to: conditions in the global economy and capital markets; our reliance on
LyondellBasell Industries for the provision of significant operating and other services; the failure of our raw materials suppliers to perform their obligations under long-term supply agreements, or our inability to replace or renew these agreements when they expire; limitations in the availability of raw materials we need to produce our products in the amounts or at the prices necessary for us to effectively and profitably operate our business; competition in our end-
use markets, by other producers of SBCs and by producers of products that can be substituted for our products; our ability to produce and commercialize technological innovations; our ability to protect our intellectual property, on which our business is substantially dependent; infringement of our products on the intellectual property rights of others; seasonality in our Paving and Roofing business; financial and operating constraints related to our substantial level of indebtedness; product liability claims and other lawsuits arising from environmental damage or personal injuries associated with chemical manufacturing; political and economic risks in the various countries in which we operate; the inherently hazardous nature of chemical manufacturing; health, safety and environmental laws, including laws that govern our employees’ exposure to chemicals deemed harmful to humans; regulation of our customers, which could affect the demand for our products or result in increased compliance costs; international trade, export control, antitrust, zoning and occupancy and labor and employment laws that could require us to modify our current business practices and incur increased costs; our relationship with our employees; loss of key personnel or our inability to attract and retain new qualified personnel; fluctuations in currency exchange rates ; the fact that we do not enter into long-term contracts with our customers; a decrease in the fair value of our pension assets, which could require us to materially increase future funding of the pension plan; and concentration of ownership among our principal stockholders, which may prevent new investors from influencing significant corporate decisions. We assume no obligation to update such information. Further information concerning issues that could materially affect financial performance related to forward looking statements can be found in our periodic filings with the Securities and Exchange Commission.

GAAP Disclaimer

This presentation includes the use of both GAAP (generally accepted accounting principles)
and non-GAAP financial measures. The non-GAAP financial measures are EBITDA and
Adjusted EBITDA. The most directly comparable GAAP financial measure is net income/loss. A reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measure is included herein. We consider EBITDA and Adjusted EBITDA important supplemental measures of our performance and believe they are frequently used by investors and other interested parties in the evaluation of companies in our industry. EBITDA and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results under
GAAP in the United States.

TM
Update on 2010 Business Priorities
Innovation-led Top-line
Growth
Capital Investment
Realizing benefits from ERP implementation
IR and IRL projects continue on plan; operational mid-
2011
Belpre DCS project progressing well
Actively engaged in evaluation of alternatives for
additional HSBC capacity
Earnings Growth
Net Income was $28 million, up $6 million from Q3 2009
Pace of raw material price increases moderated from
second quarter 2010
Adjusted EBITDA of $55 million
TTM Adjusted EBITDA margin on sales revenue of 16%
4
TTM vitality index 13%
Good momentum in PVC alternatives for wire & cable
and medical applications
Pipeline includes Soft Skins in automotive applications,
Cariflex IR products and advances in protective films

Adhesives, Sealants and Coatings End Use Review
32%
TTM Revenue Profile Change in Sales Revenue
5
Q3 2010 vs. Q3 2009
Q3 2010 vs. Q2 2010
End Use Revenue
US $ in millions
ASC
$83
$104
$108
0
50
100
150
Q3 09 Q2 10 Q3 10
4%
30%

27%
Advanced Materials End Use Review

TTM Revenue Profile Change in Sales Revenue End Use Revenue Change in Sales Revenue
US $ in millions
AM
Q3 2010 vs. Q3 2009
Q3 2010 vs. Q2 2010
$82
$98
$92
0
50
100
150
Q3 09 Q2 10 Q3 10
(6)%
12%

Paving and Roofing End-Use Review
33%

TTM Revenue Profile Change in Sales Revenue End Use Revenue Change in Sales Revenue
US $ in millions
P&R
Q3 2010 vs. Q3 2009
Q3 2010 vs. Q2 2010
$91
$107
$111
0
50
100
150
Q3 09 Q2 10 Q3 10
22%
3%

6%
EB
Emerging Businesses End Use Review
8
TTM Revenue Profile TTM Sales Revenue End Use Revenue
US $ in millions US $ in millions
$13
$19 $19
0
5
10
15
20
Q3 09 Q2 10 Q3 10
Q3 2010
2009
2008
$76
$61
$35

Innovation-led Top Line Growth

Goal - 20% of revenue from innovation
Vitality Index
6%
11%
13%
14%
12%
13%
2005 2006 2007 2008 2009 Q3 2010 TTM
Strong recovery in automotive and transparent applications
Growth in alternatives for PVC in applications such as wire & cable and medical applications
Innovation pipeline includes Soft Skins for automotive interior applications, Cariflex
TM
IR
products, elastic nonwovens, advances in protective films, and Nexar
TM
membrane
technology

Volume (kT)
Selected Financial Trends
(1) Excludes by-product revenue
(2) Adjusted EBITDA  is GAAP EBITDA excluding management fees, restructuring and related charges, non-cash expenses, and the gain on extinguishment of debt
10
Sales Revenue
(1)
(US $ in Millions)
Adjusted EBITDA
(2)
(US $ in Millions)
Q3 09 Q2 10 Q3 10
EBITDA $ 44.7 $ 61.9 $ 52.0
Management fees and expenses 0.5 --- ---
Restructuring and related charges 6.4 0.7 1.9
Other non-cash expenses 1.5 0.4 1.0
Adjusted EBITDA (2) $ 53.1 $ 63.0 $ 54.9
EBITDA to Adjusted EBITDA
(2)
Walk
(US $ in Millions)
$53
$63
$55
18.1% 19.0%
16.4%
0
10
20
30
40
50
60
70
80
Q3 09 Q2 10 Q3 10
$270
$332 $335
$0
$50
$100
$150
$200
$250
$300
$350
Q3 09 Q2 10 Q3 10
Adjusted EBITDA
Margin
81
86
81
40
60
80
100
120
140
Q3 09 Q2 10 Q3 10

Q3 2010 Financial Overview
(1) Adjusted EBITDA is GAAP EBITDA excluding management fees, restructuring and related charges, non-cash expenses, and the gain on extinguishment of debt
US $ in thousands except per share data
11
Three months Ended Three months Ended Three months Ended
9/30/2009 6/30/2010 9/30/2010
Sales Volume (kT) 81 86 81
Total Operating Revenues $                  288,518 $                  332,086 $                   335,442
Cost of Goods Sold 218,549 242,973 252,561
Gross Profit 69,969 89,113 82,881
Operating expenses
Research and Development 5,075 5,572 6,125
Selling, General and Administrative 20,282 21,772 24,819
Depreciation and Amortization of Identifiable Intangibles 16,477 11,969 13,027
Gain on Extinguishment of Debt - - -
Equity in Earnings of Unconsolidated Joint Venture 129 162 81
Interest Expense, net 8,044 6,272 6,127
Income  Before Income Taxes 20,220 43,690 32,864
Income Tax Expense (1,645) 5,095 4,828
Net Income $                     21,865 $                    38,595 $                     28,036
Earnings (Loss) per Common Share - Diluted $                         1.12 $                        1.24 $                         0.88
Weighted Average Shares Outstanding – Diluted 19,449 31,244 31,590
Adjusted EBITDA
(1)
$                     53,126 $                    63,025 $                     54,947

Q3 2010 Operating Revenue Walk Q3 2010 vs. Q2 2010 Q3 2010 vs. Q3 2009 US $ in millions 12

Q3 2010 Adjusted EBITDA
(1)
Walk
Q3 2010 vs. Q2 2010
Q3 2010 vs. Q3 2009
US $ in millions
(1) Adjusted EBITDA is GAAP EBITDA excluding management fees, restructuring and related charges, non-cash expenses, and the gain on extinguishment of debt

Q3 2010 reflects a continued release
of cash from Q2 2010, following a
seasonal build in Q1.
Working capital of 29% of TTM
revenue, currently expected to return
to more normal  23% to 25% by year-
end.
US $ in millions
14
Cash at quarter end of $78 million.
Net Debt-to-Capitalization ratio of
40.0% at quarter end.
TTM Adjusted EBITDA to Net Debt
was 1.56x at 9/30/10.
(1) Net debt is equal to Long-term debt, less Cash and Cash equivalents
Cash Flow and Balance Sheet
$(36)
Q3 08
Q3 09
Q3 10
Quarterly Net Cash Provided by Operating Activities
1/3/1900
35%
40%
45%
50%
55%
60%
$280
$300
$320
$340
$360
$380
1/1/1900 1/2/1900
Net Debt
(1)
and Net Debt to Capitalization

Selected 2010 Estimates
Working capital (excluding cash) as a % of revenue ~25%
Capital spending $50 to $55 million
Interest expense $24 to $25 million
Cash interest $23 to $24 million
Cash pension contributions $4 to $5 million
Restructuring charges $5 to $6 million
Cash restructuring $14 to $15 million
Depreciation and amortization $48 to $50 million
Book tax rate 13% to 16%
Cash tax rate 10% to 13%

November 4, 2010 Appendix

Reconciliation of Net Income/(Loss) to EBITDA and
Adjusted EBITDA

US $ in thousands
Three months Ended Three months Ended Three months Ended
9/30/2009 6/30/2010 9/30/2010
Net Income (Loss) $                    21,865 $                    38,595 $                   28,036
Add(deduct):
Interest expense, net 8,045 6,272 6,127
Income tax expense (1,645) 5,095 4,828
Depreciation and amortization expenses 16,476 11,969 13,027
EBITDA
(1)
$                    44,741 $                    61,931 $                    52,018
EBITDA
(1)
$                    44,741 $                    61,931 $                    52,018
Add(deduct):
Management fees and expenses 500 - -
Restructuring and related charges 6,427 655 1,864
Other non-cash expenses 1,457 439 1,065
Adjusted EBITDA
(2)
$                    53,125 $                    63,025 $                    54,947
Restructuring and related detail:
Cost of goods sold $                       6,107 $                           - $                           -
Selling, general and administrative 320 655 1,864
Total restructuring and related charges $                        320 $                        655 $                      1,864
(1) The EBITDA measure is used by management to evaluate operating performance. Management believes that EBITDA is useful to investors because it is frequently use
by investors and other interested parties in the evaluation of companies in our industry.   EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income (loss) as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Since not all companies use identical calculations, this presentation of EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements.
(2) Adjusted EBITDA is EBITDA excluding management fees, restructuring and related charges, non-cash expenses, and the gain on extinguishment of debt.

November 4, 2010 Kraton Performance Polymers, Inc. Third Quarter 2010 Earnings Conference Call